Exhibit 10.2

ISDA®

International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of February 22, 2005 among:

GREENWICH CAPITAL DERIVATIVES, INC. (the “Remaining Party”),

NOVASTAR FINANCIAL, INC. (the “Transferor”)

AND

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2005-1 (the “Transferee”).

The Transferor and the Remaining Party have entered into one or more Transactions (each an “Old Transaction”), each evidenced by a Confirmation (an “Old Confirmation”) attached hereto as Exhibit I and subject to a 1992 ISDA Master Agreement dated as of July 3, 2003 (the “Old Agreement”).

The Remaining Party and the Transferee are simultaneously entering into a 1992 ISDA Master Agreement dated as of the date hereof in the form attached hereto as Exhibit II (the “New Agreement”).

With effect from and including February 22, 2005 (the “Novation Date”) the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the exception of the Excluded Rights and Obligations referred to below, with the effect that the Remaining Party and the Transferee enter into a new transaction (each a “New Transaction”) between them having terms identical to those of each Old Transaction, subject to the same exceptions and as more particularly described below.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transactions.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transactions.

Accordingly, the parties agree as follows: —

1.	Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc. (the “1992 ISDA Master Agreement”) are used herein as so defined, unless otherwise provided herein. For purposes of this Novation Agreement, “Excluded Rights and Obligations” means all obligations of each of the Transferor and the Remaining Party to Transfer (as defined in the Credit Support Annex to the Old Agreement) Eligible Collateral (as so defined) in respect of the Old Transactions and all related rights of the Remaining Party and the Transferor under the Old Agreement.

2.	Transfer, Release, Discharge and Undertakings.

Subject to the execution and delivery of the New Agreement by each of the parties thereto to the other, with effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)	subject to Section 2(d) of this Novation Agreement, the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;

(b)	in respect of each New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for the Excluded Rights and Obligations and any other rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date);

(c)	each New Transaction shall be governed by, form part of, and be subject to the New Agreement and the relevant Old Confirmation (which, in conjunction and as deemed modified to be consistent with this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee), and the offices of the Remaining Party and the Transferee for purposes of each New Transaction shall be their offices at their addresses for notices provided for in the New Agreement; and

(d)	on the Novation Date, the Remaining Party shall transfer all of the Posted Collateral (as defined in the Credit Support Annex to the Old Agreement) held by it in respect of the Old Transactions to the account or accounts of the Transferor identified by it by notice given to the Remaining Party as provided in the Old Agreement, and the Transferor shall transfer all Posted Collateral held by it in respect of the Old Transactions to the account or accounts of the Remaining Party identified by it by notice given to the Transferor as provided in the Old Agreement, in each case together with all Interest Amount and Distributions thereon (as so defined). The Remaining Party’s or the Transferor’s failure to effect these transfers will continue to constitute Potential Events of Default and may constitute Events of Default under the Old Agreement notwithstanding the transfer by novation contemplated herein.

3.	Representations and Warranties.

(a)	On the date of this Novation Agreement:

(i)	Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to “this Agreement” or “any Credit Support Document” being deemed references to this Novation Agreement alone.

(ii)

The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New

Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)	Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

(A)	it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of any Old Transaction; and

(B)	without prejudice to the obligations of the Remaining Party and the Transferor referred to in Section 2(d) of this Novation Agreement, as of the Novation Date, all obligations of the Transferor and the Remaining Party under each Old Transaction required to be performed before the Novation Date have been fulfilled.

(iv)	Each party represents to each of the other parties: —

(A)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Novation Agreement and as to whether this Novation Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other parties as investment advice or as a recommendation to enter into this Novation Agreement; it being understood that information and explanations related to the terms and conditions of this Novation Agreement shall not be considered investment advice or a recommendation to enter into this Novation Agreement. No communication (written or oral) received from any of the other parties shall be deemed to be an assurance or guarantee as to the expected results of this Novation Agreement;

(B)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Novation Agreement. It is also capable of assuming, and assumes, the risks of this Novation Agreement; and

(C)	Status of Parties. None of the other parties is acting as a fiduciary for or an adviser to it in respect of this Novation Agreement.

(b)	The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4.	Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.	Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.	Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7. (a)	Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof.

(b)	Jurisdiction.

The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to “this Agreement” being deemed references to this Novation Agreement alone.

(c)	Not Acting in Individual Capacity.

JPMorgan Chase Bank, National Association is signing this Novation Agreement solely in its capacity as Trustee under the Pooling and Servicing Agreement among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., Wachovia Bank, National Association, and JPMorgan Chase Bank, National Association dated as of February 1, 2005 (the “Pooling and Servicing Agreement”) and not in its individual capacity, and all persons having any claim against the Trustee by reason of the Transactions contemplated by this Novation Agreement shall look only to the assets of NovaStar Mortgage Supplemental Interest Trust, Series 2005-1 (subject to the availability of funds therefor in accordance with the Flow of Funds as set forth in Article IV of the Pooling and Servicing Agreement) for payment or satisfaction thereof unless due to the Trustee’s own negligent action, negligent failure to act, or willful misconduct, provided that:

(i)	this Section 7(c) does not limit the effect of paragraph (a) of Section 8.01 of the Pooling and Servicing Agreement,

(ii)	the Trustee shall not be liable for any error of judgment made in good faith by its Responsible Officer (as defined in the Pooling and Servicing Agreement) unless it is proved that the Trustee was negligent in ascertaining the pertinent facts, and

(iii)	the Trustee shall not be liable with respect to any action it take or omits to take in good faith in accordance with a direction received by it from the Majority Certificateholders (as defined in the Pooling and Servicing Agreement).

The foregoing may not be construed to give to Majority Certificateholders any rights under this Novation Agreement.

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

GREENWICH CAPITAL DERIVATIVES, INC.			NOVASTAR FINANCIAL, INC.
By: Greenwich Capital Markets, Inc., its agent

By:	/s/ Thomas A. Newman		By:	/s/ David L. Farris
	Name:	Thomas A. Newman		Name: David L. Farris
	Title:	Managing Director		Title: Vice President
	Date:			Date:

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2005-1

By: JPMorgan Chase Bank, National Association,

as Trustee under the Pooling and Servicing

Agreement, acting not in its individual capacity,

but solely in its capacity as Trustee to NovaStar

Mortgage Supplemental Interest Trust, Series 2005-1

By:	/s/ Michael A. Smith
	Name:	Michael A. Smith
	Title:	Vice President
Date:

Exhibit I

[Old Confirmations attached behind this page]

24 November 2004

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL CONFIRMATION FOR THIS TRANSACTION.

Our Reference: S102204012

Re: USD 75,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the

‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 75,000,000.00

Trade Date:	22 October 2004

Effective Date:	25 October 2004

Termination Date:	25 October 2006, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 November 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	2.85625%

1

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:	Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 26 November 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	1.93250% (exclusive of Spread where applicable)

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 375,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

2

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc.		NovaStar Financial, Inc.
As Agent stated above

By:	/s/ William Gougherty	By:	/s/ David L. Farris
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V.P.

3

Our Deal Reference:	Counterparty Deal Reference:
S102204012	148

Contact information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

4

24 November 2004

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL CONFIRMATION FOR THIS TRANSACTION.

Our Reference: S102204010

Re: USD 25,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc., All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 25,000,000.00

Trade Date:	22 October 2004

Effective Date:	25 October 2004

Termination Date:	25 October 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 November 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.1775%

1

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:	Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 26 November 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for Initial Calculation Period:	1.93250% (exclusive of Spread where applicable)

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 125,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

2

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ William Gougherty	By:	/s/ David L. Farris
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V. P.

3

Our Deal Reference:	Counterparty Deal Reference:

S102204010	149

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

4

04 November 2004

NovaStar financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: S110304018

Re: USD 75,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation, in the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1982 ISDA Master Agreement dated as of 27 June 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc., All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 75,000,000.00

Trade Date:	03 November 2004

Effective Date:	26 November 2004

Termination Date:	25 November 2006, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	2.9875%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:	Applicable

Business Days:	New York

1

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 27 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 375,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement Instructions

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to

2

whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 818-2580.

We are pleased to have completed this Transaction and took forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ William Gougherty	By:	/s/ David L. Farris
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V.P.

Our Deal Reference:		Counterparty Deal Reference:
S110304018		150

Contact Information for

Greenwich Capital Derivatives, Inc.

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment/reset notices to:	(203) 618-2379

Our e-mail address:	gcmderivatives@gcm.com

3

04 November 2004

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: S110304020

Re: USD 25,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 27 June 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 25,000,000.00

Trade Date:	03 November 2004

Effective Date:	26 November 2004

Termination Date:	25 November 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.2725%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:	Applicable

Business Days:	New York

1

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dales:	The 25th of each month, commencing on 27 December 2004 to and including the Termination Date, subject to adjustment In accordance with the Modified Following Business Day Convention

Floating Raw for initial Calculation Period:	To be determined

Floating Rate Option:	USD–LIBOR–BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction;	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 125_000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05208

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (II) It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to

2

whether this Transaction is appropriate or proper for it based upon ire own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks or this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect or this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525. so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:
Greenwich Capital Markets, Inc.		NovaStar Financial, Inc.
As Agent Stated above

By:	/s/ William Gougherty	By:	/s/ David L. Farris
Name: William Gougherty		Name: David L. Farris
Title: Vice President		Title: V.P.
Our Deal Reference:		Counterparty Deal Reference:
S110304020		151

Contact Information for Greenwich Capital Derivatives, Inc.:
Customer Service / Confirmations:	(203) 618-2525
Please fax all confirmations to:	(203) 618-2580
Settlements:	(203) 618-2572
Please fax payment/ reset notices to:	(203) 618-2578
Our e-mail address;	gcmderivatives@gcm.com

3

16 November 2004

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: D6625024

Re: USD 75,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 75,000,000.00

Trade Date:	12 November 2004

Effective Date:	26 November 2004

Termination Date:	25 November 2006, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.2075%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:
Applicable

1

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 27 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 375,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (Including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ William Gougherty	By:	/s/ David L. Farris
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V.P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6625024	154

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

4

16 November 2004
NovaStar Financial, Inc. Kansas City Attn: Derivatives Confirmation

Our Reference: D6625036

Re: USD 25,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc., All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 25,000,000.00

Trade Date:	12 November 2004

Effective Date:	26 November 2004

Termination Date:	25 November 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.47875%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:

Applicable

1

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 27 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	Now York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital) Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 125,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) It is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own Judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Market, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich, Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ William Gougherty	By:	/s/ David L. Farris
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V.P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6625036	155

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

4

01 December 2004

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL CONFIRMATION FOR THIS TRANSACTION.

Our Reference: D6627678

Re: USD 75,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the international Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc. All provision contained in the Agreement govern this Confirmation except as expressly modified below,

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 75,000,000.00

Trade Date:	17 November 2004

Effective Date:	26 November 2004

Termination Date:	25 November 2005, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.2726%

1

Fixed Rate Day Count Fraction:	30/3_0

No Adjustment for Period End Dates:	Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 27 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	2.18063% (exclusive of Spread where applicable)

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding;	Not Applicable

Business Days:	New York

Calculation Agent	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc,, Greenwich) or, if (different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 375,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021 000021 Beneficiary: Greenwich Capital Derivatives. Inc. Account #: 066-9-05206

2

Payments to NovaStar Financial, Inc.	Please provide your settlement Instructions

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) It is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (It being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an advisor to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich, Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look toward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ William Gougherty	By:	/s/ David L Farris
Name:	William Gougherty	Name:	David L Farris
Title:	Vice President	Title:	V.P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6627678	157

Contact Information for

Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(208) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

4

01 December 2004

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL CONFIRMATION FOR THIS TRANSACTION.

Our Reference: D__27679

Re: USD 25,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are Incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc., All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 25,000,000.00

Trade Date:	17 November 2004

Effective Date:	26 November 2004

Termination Date:	25 November 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.5225%

1

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:	Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 27 December 2004 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for Initial Calculation Period:	2.18063% (exclusive of Spread where applicable)

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 125,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

2

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is;	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written;

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ William Gougherty	By:	/s/ David C. Farris
Name:	William Gougherty		David C. Farris

3

07 December 2004

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: D5838413

Re: USD 25,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1892 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc.. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 25,000,000.00

Trade Date:	03 December 2004

Effective Date:	27 December 2004

Termination Date:	25 December 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer;	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 January 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.61%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:

Applicable

1

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 25 January 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for Initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, If different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 125,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) It is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ William Gougherty	By:	/s/ David L. Farris
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V.P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6638413	162

Contact Information for

Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

4

07 December, 2004

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: D8838458

Re: USD 75,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc.. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 75,000,000.00

Trade Date:	03 December 2004

Effective Date:	27 December 2004

Termination Date:	25 December 2006, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 January 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.355%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:

Applicable

1

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th or each month, commencing on 25 January 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for Initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 375,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc.
Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with line its one of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ William Gougherty	By:	/s/ David L. Farris
Name: William Gougherty		Name: David L. Farris
Title: Vice President		Title: V.P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6638458	161

Contact Information for

Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please tax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

4

Exhibit II

[Form of New Agreement attached behind this page]